UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017

PREMIER HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53824	88-0344135
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

1382 Valencia, Unit F, Tustin, CA 92780

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 260-8070

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-4(c))

Item 8.01. Other Events

On June 12, 2017, Premier Holding Corporation issued a press release.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release issued June 12, 2017

The press release may contain a hypertext link to information on our website. The information on our websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER HOLDING CORPORATION

By:
/s/ Randall Letcavage
Randall Letcavage
Chief Executive Officer
June 13, 2017

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